Exhibit 99.1

ARTHUR J. GALLAGHER & CO.

Presented by:

J. Patrick Gallagher, Jr.

Chairman, President and CEO

Douglas K. Howell

CFO

Investment Presentation August, 2012

Information Regarding Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “anticipates,” “expects,” “believes,” “contemplates,” “should,” “could,” “estimates,” “expects,” “intends,” “plans” and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, but are not limited to, statements relating to: (i) improvements in the economy and rate environment; (ii) Gallagher’s capabilities for growth and expansion; (iii) trends in Gallagher’s acquisition strategy and planned levels of acquisition activity; (iv) the integration of recent acquisitions (including Heath Lambert); (v) drivers of organic growth in Gallagher’s core businesses; (vi) anticipated future results or performance (including margins) of any segment or Gallagher as a whole; (vii) Gallagher’s stock performance (including expected future dividend payments); (viii) future debt levels; (ix) expected uses of cash; (x) international opportunities; (xi) productivity and expense reduction initiatives; and (xii) potential future developments in, and income and tax credits that could be generated by, Gallagher’s clean-energy investments. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: •changes in worldwide and national economic conditions (such as a European debt crisis), changes in premium rates and insurance markets generally, changes in the insurance brokerage industry’s competitive landscape, and the difficulties inherent in combining the cultures and systems of different companies could impact (i) through (xi) above; and •uncertainties related to Gallagher’s clean-energy investments, including uncertainties related to political and regulatory risks, such as potential actions by Congress or challenges by the IRS eliminating or reducing the availability of tax credits under IRC Section 45 retroactively and/or going forward; maintenance of long-term permits needed to operate the plants; the ability to find new operating sites, if necessary; the ability to maintain and find co-investors; utilities’ future use of, or demand for, coal; plant operational risks, including supply-chain risks; the potential for divergent business objectives by co-investors and other stakeholders; intellectual property risks; and environmental risks, could impact (xii) above.

Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

2

Information Regarding Non-GAAP Measures

This presentation includes references to Adjusted Revenues, Adjusted Operating Expense Ratio, Organic Growth, EBITDAC, Adjusted EBITDAC, Adjusted EBITDAC Margin, Adjusted EBITDAC Margin Excluding Heath Lambert and Cash Generation, which are measures not in accordance with, or an alternative to, the GAAP information provided herein.

Revenue and Expense Measures – Gallagher believes that Adjusted Revenues and Adjusted Operating Expense Ratio, as defined below, provides stockholders and other interested persons with useful information that will assist such persons in analyzing Gallagher’s operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2012 and beyond. Gallagher has historically viewed Organic Growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management Segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management Segments in a meaningful and consistent manner.

Adjusted Revenues and Adjusted Operating Expense are defined as revenues and operating expense, respectively, each adjusted to exclude gains realized from sales of books of business, workforce related charges, lease termination related charges and acquisition related integration costs, as applicable. Adjusted Operating Expense Ratio is calculated by dividing Adjusted Operating Expense by Adjusted Revenues. Acquisition related integration costs include costs related to transactions not expected to occur on an ongoing basis in the future once we fully assimilate the applicable acquisition. These costs are typically associated with redundant workforce, extra lease space, duplicate services and external costs incurred to assimilate the acquisition with our IT related systems •Organic Growth used on pages 7, 8 and 9 is the change in the base commission and fee revenues, which excludes the first twelve months of net commission and fee revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each period presented. Organic growth used on page 24 is the change in commission, fee and supplemental commission revenues, which excludes the first twelve months of net commission, fee and supplemental in commission revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to determine the revenue growth that is associated with the operations that were a part of Gallagher in both the current and prior year. In addition, organic growth in both calculations defined above exclude the impact of contingent commission revenues and the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying current period foreign exchange rates to the same periods in prior years.

The most directly comparable GAAP measure for Adjusted Revenues and Organic Growth is revenues. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, revenues were $1,341 million, $462 million and $1,803 million, respectively, in 2010, $1,556 million, $549 million and $2,105 million, respectively, in 2011, $721 million, $264 million and $985 million, respectively, in the first half of 2011, and $859 million, $285 million and $1,144 million, respectively, in the first half of 2012. Additionally, for the Brokerage Segment, revenues were $849 million, $926 million, $1,001 million, $1,071million, $1,114 million, $1,188 million and $1,276 million in 2003, 2004, 2005, 2006, 2007, 2008 and 2009, respectively.

Earnings Measures – Gallagher believes that each of EBITDAC, Adjusted EBITDAC, Adjusted EBITDAC Margin and Adjusted EBITDAC Margin Excluding Heath Lambert, as defined below, provides a meaningful representation of its operating performance. Gallagher considers EBITDAC as a way to measure financial performance on an ongoing basis. Adjusted EBITDAC, Adjusted EBITDAC Margin and Adjusted EBITDAC Margin Excluding Heath Lambert are presented to improve the comparability of Gallagher’s results between periods by eliminating the impact of certain items that have a high degree of variability.

EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables.

•Adjusted EBITDAC is defined as EBITDAC adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, earnout related compensation charges, workforce related charges, lease termination related charges, acquisition related integration costs and litigation settlements.

•Adjusted EBITDAC Margin is defined as Adjusted EBITDAC divided by Adjusted Revenues.

•Adjusted EBITDAC Margin Excluding Heath Lambert is defined as Adjusted EBITDAC further adjusted to exclude the EBITDAC associated with the acquired Heath Lambert operations divided by Adjusted Revenues, as further adjusted to exclude the revenues associated with the acquired Heath Lambert operations.

The most directly comparable GAAP measure for these non-GAAP earnings measures is earnings from continuing operations. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, earnings from continuing operations was $136 million, $31 million and $167 million, respectively, in 2010, $140 million, $34 million and $174 million, respectively, in 2011, $62 million, $13 million and $75 million, respectively, in the first half of 2011, and $75 million, $22 million and $97 million, respectively, in the first half of 2012.

Cash Generation – Gallagher defines this measure as adjusted EBITDAC further adjusted to add back stock compensation expense (a non-cash charge) and to deduct capital expenditures, interest paid on corporate debt, corporate overhead expenses and income taxes paid. Gallagher considers Cash Generation as a way to measure net cash generated from its operations on an ongoing basis.

Reconciliations – For a reconciliation of Cash Generation to the most directly comparable GAAP measure, please see page 55.

For all other measures, please see “Reconciliation of Non-GAAP Measures” on Gallagher’s Web site at ajg.com under “Investor Relations”.

3

Snapshot of Gallagher

Brokerage Segment

3/4 of revenue

We sell insurance and consult on insurance programs

P&C and benefits

Retail and wholesale

Risk Management Segment

1/4 of revenue

We adjust claims and help companies reduce their losses

Workers compensation, liability, managed care, property and auto

Modest amount of storm/quake claims

4

Brokerage Segment Revenues

Retail-P/C 53%

Domestic 79%

Wholesale 22%

Retail-Benefits 25%

International 21%

Risk Management Revenues

Workers Compensation 67%

Domestic 78%

Property 7%

Liability 26%

International 22%

Brokerage Segment – 1st Half 2012

Adjusted Revenues $1,000 20% $858 $750 $718

$500

1H 2011 1H 2012

Organic Growth

5.0% 4.2% 4.0% 3.0%

1.9%

2.0% 1.0% 0.0%

1H 2011 1H 2012

Adjusted EBITDAC

23%

$200 188 $180 $160 $153 $140 $120 $100

1H 2011 1H 2012

Adjusted EDITDAC Margin

24.0% Excluding Heath Lambert

23.0%

22.4%

22.0%

21.4%

21.0%

20.0%

1H 2011 1H 2012

(in $M) See important disclosures regarding Non-GAAP measures on Page 3.

Risk Management Segment – 1st Half 2012

Adjusted Revenues 8% $300

$275 $264 $250

$225

1H 2011 1H 2012

Organic Growth

9.0%

8.0% .7% 7.0%

5.9%

6.0% 5.0% 4.0%

1H 2011 1H 2012

Adjusted EBITDAC 13% $60 $50

$40 $41 $30 $20

1H 2011 1H 2012

Adjusted EDITDAC Margin

17.0%

1%

16.0%

15.4%

15.0%

14.0%

1H 2011 1H 2012

(in $M) See important disclosures regarding Non-GAAP measures on Page 3.

Brokerage & Risk Mgmt Combined – 1st Half 2012

Adjusted Revenues

16%

$1,250

1,143 $982 $1,000

$750

1H 2011 1H 2012

Organic Growth

6.0% .2% 5.0% 4.0% 3.0% 3.0% 2.0% 1.0%

1H 2011 1H 2012

Adjusted EBITDAC

21%

$250

234 $225 $200 $193 $175

1H 2011 1H 2012

Adjusted EDITDAC Margin

Excluding Heath Lambert

21.0% 20.7%

20.0% 19.7%

19.0%

1H 2011 1H 2012

(in $M) See important disclosures regarding Non-GAAP measures on Page 3.

Maintaining a Prudent Balance Sheet

Gallagher S&P 1000 Total Debt $723.0 Stockholders’ Equity $1472.9 Net Debt to Total Capital 28% 27% Net Debt to Adjusted EBITDAC 1.2x 1.8x

$’s in millions. Using Gallagher’s TTM combined Brokerage and Risk Management EBITDAC as of 06/30/12. Net Debt for Gallagher reflects total debt outstanding at 06/30/12 less $137m of cash on hand and available for general corporate purposes. Source for S&P 1000 data: Bloomberg as of 08/24/12.

Does not include private debt placement of $50 million completed on 7/10/12 which increases Net Debt to Adjusted EBITDAC to 1.4x.

See important disclosures regarding Non-GAAP measures on Page 3.

Dividends Per Share

$1.36*

$1.40

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

1984 2012

*Indicated – On July 26, 2012, Gallagher’s Board of Directors declared a $.34 per share third quarter 2012 dividend.

Environment

Economy Carrier Position Rates

Cautiously Improving Economy?

Real GDP Growth

4% 3% 2% 1% 0% -1% -2% -3% -4%

Real GDP in billons of chained 2005 dollars. Source for data: Bureau of Economic Analysis. 2012 based on the third estimate of a 1.9% annual growth rate for 1Q 2012.

Jobs

140,000 135,000 130,000 125,000 120,000 115,000

Total Nonfarm Employees (in thousands) seasonally adjusted. Source for data: Bureau of Labor Statistics. July 2012 data is preliminary.

6% Short-term Rates

4% 2% 0%

Average Annual Effective Fed Funds Rates. 2012 data as of 06/30. Source for data: Bloomberg

75 Business Confidence

50

25

Purchasing Managers Index. Source: Institute for Supply Management

Firming Indicators for Carriers -Yet Ample Capacity Remains

Combined Ratios



120
115
110
105
100
95
90
118.3
107.4
93.8
2001
2006
2011

Source for calendar year combined ratio data: AM Best. Excludes certain large mortgage insurance and personal lines companies to better depict Gallagher's primary markets. Catastrophe & Prior Period Development impact on Combined Ratios based on public disclosures of larger U.S. commercial carriers where Gallagher places business.

Premium/Statutory Surplus



1.6x
1.4x
1.2x
1.0x
0.8x
0.6x
1990
1994
1998
2002
2006
2011

Source for data : Total US P/C Industry from Best's Statement File P/C US for 2001 – 2011. Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.

Investment Yields



7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
1990
1995
2000
2005
2011

Source for data : Total US P/C Industry from Best's Statement File P/C US for 2001 – 2011. Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.

Statutory Surplus



$600
$500
$400
$300
$200
$100
($Billions)
1990
2000
2011

Source for data : Total US P/C Industry from Best's Statement File P/C US for 2004 – 2011. Prior to 2004, sources are A.M. Best and ISO via the Insurance Information Institute.

14

So, A 100 Combined Ratio Isn’t What It Once Was

110.0 ROE 15.9%

105.0

100.0

95.0 ROE 7.6%

90.0

85.0

Combined Combined 80.0 Ratio Ratio

1979 2010

Extrapolating from this analysis, a combined ratio in the low 90’s is required to generate risk appropriate ROEs in the current environment

* 2010 figures are a return on average surplus and exclude mortgage and financial guaranty insurers.

Source: Robert P. Hartwig’s Insurance Information Institute presentation from 7/17/12 using A.M. Best and ISO data.

Carrier Response – Rate Change

CIAB—Change in Average Commercial Rates

Constructed using Counsel of Insurance Agents and Brokers (CIAB) data.

Commercial P&C Pricing Thru 1st Half 2012

160

150

140 CPI

132

130

120

110

Rates

100 93 90

80

Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of Insurance Agents and Brokers (CIAB) data. CPI index uses data from the Bureau of Labor Statistics.

Firming Market Versus Classic Hard Market

Classic Hard Market

Firming Market

1999 2005 2012

Average Commercial Premium Rate Changes by Account Size

Source: The Council of Insurance Agents and Brokers (CIAB). Chart prepared by Barclays Research.

Captions in the above chart were overlaid by Gallagher and do not necessarily reflect the opinions of the CIAB and/or Barclays Research.

Firming Market Versus Classic Hard Market

Classic Hard Market Firming Market

Moderate price increases for an Short-lived radical price increases extended period of time

Clients can’t get coverage Clients can still get coverage

Business forced chaotically into Business moves more orderly into surplus lines surplus lines Carriers’ urgent need to restore Carriers restore profitability orderly profitability

Lack of capacity Adequate capacity

Current Environment

Better for Clients

Better for Carriers

Better for Brokers

Plan For Growth – Organic

Gallagher’s Sales Culture Overcomes

15.0%

10.0% 10.0%

AJG 8.1% 5.0% 3.1% 5.0% 2.0% 2.0% 2.0% -0.8% 0.0% -1.7% -2.4% 0.2% CIAB -5.0% -4.1% -5.2% -5.4% -5.6% -10.0% -8.0% -11.0% -12.1% -15.0% 2003 2004 2005 2006 2007 2008 2009 2010 2011

Gallagher’s Brokerage Segment Organic Growth including Supplemental Commissions. See important disclosures regarding non-GAAP measures on Page 3.

*Average change in Commercial Rates 22

Driving Organic Growth

Grow Our

Provide Own Focus Sales

Mgmt. Cross Into Tools Selling Hire Niches

and Organic

Experienced Training

Teams Growth

Enhance Carrier Compensation

Global Expansion

Driving Organic Growth

Grow Our

Provide Own Focus Sales

Mgmt. Cross Into Tools Selling Hire Niches

and Organic

Experienced Training

Teams Growth

Enhance Carrier Compensation

Global Expansion

Driving Organic Growth

Grow Our

Provide Own Focus Sales

Mgmt. Cross Into Tools Selling Hire Niches

and Organic

Experienced Training

Teams Growth

Enhance Carrier Compensation

Global Expansion

Simplified Organic Illustration

+10% +2% (-5%) +2%

Subject $1.0m SEE to net NEXT impact of PAGE Other Revenue PAGE

Drivers

Renewal New Lost Impact of Impact of Other Current Base Business Business Rate on Exposure Revenue Year Prior Year Renewals on Drivers Revenue Renewals

All figures on this slide are used only for illustration purposes and are not estimates of Gallagher’s future performance.

Organic Illustration – Other Revenue Drivers

1. Client opt in

2. Client M&A

3. Expand share of wallet

4. Cross selling in AJG

1. Client opt out

2. Client M&A

3. Client out-of-business

4. Client moves to self insurance model

Plan For Growth – M&A

M&A Looking Forward – Opportunities Continue

Numerous mited Gallagher’s Vast Pipeline Core Specialties olidators Competency Domestic and International Retail P&C

Markets Highly Fragmented

Wholesale Culture 18,000 agents/brokers Benefits in the U.S. Gallagher Proven History of International Doing the Baby boomers Deal looking for exit strategy MGA

Ability to MGU Integrate Need Gallagher’s Captive Expertise

Current Gallagher U.S. Locations

Larger Cities With Expansion Potential

Cities with population of 100,000+ where Gallagher has no presence.

International Correspondent Brokers

Client Capabilities in More Than 110 Countries

Strong Acquisition Momentum

Domestic Brokerage Intl Brokerage (Ex: HL) Heath Lambert Risk Management

$300 $250 $200 $150 $100 $50

$0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD July 2012

Annualized revenues acquired (in $Ms).

International Acquisition Deal Flow Continues



Increased Ownership to 100%
Specialised Broking Associates
Australia
FirstCity Partnership
UK
Contego Underwriting
UK
Benefits
Risk & Reward
UK
Oxygen Insurance Managers
UK
Woodbrook Underwriting
UK
ITI Solutions
Singapore
AJG INT'L
Specialised Broking Associates
Australia
Acquired 40% Ownership
Insurance Dialogue Limited
UK
78.5% Ownership
Heath Lambert
UK
Lonmar Global Risks
UK
CGM Gallagher Group
Caribbean
Increased Ownership to 80%
Blenheim Park
UK
Binder/Wholesaler
2008
2010
2011
2012

34

Gallagher Heath Update

Heath Lambert Acquired May 2011

• Positions Gallagher in top 10 U.K. brokers

• Additional distribution network in 15 U.K. locations outside London

• Added new retail capabilities to existing London wholesale operation

• Executing:

• Bolt-on acquisition strategy – Getting access to deals not previously available

• Hiring Strategy – Attracting experienced producers and teams

• Integration as planned and on schedule

• Integration costs of about $.02 to $.03/quarter through mid-2013

Productivity and Quality

Optimizing

Productivity Established

& Quality Offshore Controlling

Utilizing Leveraging Sourcing to Sales Force Manage Management Expenses

Tools Improving Productivity and

Quality ng

Investing in ivity Business DMS Intelligence kflow

Standardizing Real Estate Processes and Footprint Systems

Reasons for Offshore Centers of Excellence

Reduce Costs Foster Innovation

Increase Speed to Market

Focus on Core Improve Quality

Back Office Infrastructure – 2004

EMAIL Global Corporate Systems

Back Office—Today

GENERAL LEDGER

CORPORATE INTRANET DATA WAREHOUSE

EMAIL Global HR/PAYROLL

Corporate Systems

REAL ESTATE LEASING DOCUMENT MANAGEMENT

T&E PLANNING

Current Front Office Activity

CRM – CUSTOMER RELATIONSHIP

EXTERNAL CLIENT DATA PROSPECTING TOOLS

Divisional Sales Systems

CLIENT CENTRALIZED COMMUNICATION AGENCY SYSTEM

TOOLS

INTERNAL BROKER SOCIAL MEDIA

Quality Metrics

Efficiency Improvements Drive Quality

Reduced policy delivery from Achieved 98% quality rate 30 to 10 days

Reduced certificate of insurance Improved quality rate to 99% delivery expense by 20%

Implemented claims adjusters Realized 20% improvement on enhanced quality audit programs adjuster quality rate

Standardized and automated data Better and more timely information to capturing for proposal generation—clients for renewal reducing production time by 80+%

Reducing Adjusted Operating Expense Ratio

Brokerage

21.0%

20.3% 20.0%

19.0%

18.0%

17.4%

17.1% 17.0%

16.0%

1H 2008 1H 2011 1H 2012

Risk Management

26.0%

25.2% 25.0%

24.1% 24.0%

23.0%

1H 2008 1H 2011 1H 2012

See important disclosures regarding Non-GAAP measures on Page 3.

Relentless Focus on Quality & Customer Service

AJG - 2012 #1 Overall Client Satisfaction for Large Corporations *-Greenwich Associates*

AJG Intl – 2012 Ins Broking Company of the Year - *Reactions Magazine*

AJG Intl – 2012 Best Broker M&A Deal of the Year – *Reactions Magazine*

Gallagher Singapore – 2012 Best Trade Credit Insurance Broker – Asia/Pacific

SBA Gallagher - 2011 Services to the Community Award – *ANZIIF*

GB UK - 2012 Investor in People *UK National Standard*

Australis Group Underwriting - Underwriting Agency of the Year finalist – *ANZIIF*

GB - 2011 Mid-Market Buyers Choice TPA Expertise Honoree – *Business Insurance*

44

Culture

Maintain Unique Culture

Gallagher Recognized by Ethisphere as One of the World’s Most Ethical Companies in 2012

• Industry-leading commitment to ethics and dedication to integrity

• Chosen for:

■Promoting ethical business standards and practices■Exceeding legal compliance standards■Innovating to benefit the public■Demonstrating that corporate citizenship is tied to company success

• Globally, only 145 organizations named

Employee Engagement Survey Results

When a customer is dissatisfied, I can usually correct the problem to his/her satisfaction.

Benchmark Gallagher

Average Top Quartile Total Producers

How would you rate your Unit as a place to work compared to other companies?

Benchmark Gallagher

Average Top Quartile Total Producers

I can see myself working here 12 months from now.

Benchmark Gallagher

Average Top Quartile Total Producers

Why Invest?

Source for data: Bloomberg. Total returns include reinvesting all dividends at the ex-dividend date.

QUESTIONS &

ANSWERS

For Additional Information

Marsha Akin

Director – Investor Relations

Marsha_Akin@ajg.com

Phone: 630-285-3501

APPENDIX

Adjusted Cash Generation for 2008 to 2011

(Unaudited - in $ millions)

	2008	2009	2010	2011
Earnings from continuing operations – Brokerage & Risk Management Segments Combined	$132.4	$154.4	$166.8	$173.5
Provision for income taxes	85.1	96.5	108.0	107.7
Depreciation	29.8	30.5	31.9	35.4
Amortization	43.7	55.0	60.8	79.3
Change in estimated acquisition earnout payables	-	4.1	(2.6)	(6.2)
EBITDAC – Brokerage & Risk Management Segments Combined	**291.0**	**340.5**	**364.9**	**389.7**
Gains from books of business sales and other	(23.8)	(11.6)	(5.9)	(5.5)
Net supplemental commission timing	6.1	1.4	(14.7)	-
Workforce & lease termination-related charges	8.1	14.7	7.5	8.2
Acquisition-related adjustments	-	-	-	7.0
Litigation settlements	-	2.2	6.3	-
Heath Lambert integration costs	-	-	-	16.0
GAB Robins integration costs	-	-	3.6	13.0
Adjusted EBITDAC – Brokerage & Risk Management Segments Combined	**281.4**	**347.2**	**361.7**	**428.4**
Stock compensation expense	18.3	16.1	15.6	21.1
Capital expenditures	(32.0)	(23.5)	(25.4)	(40.0)
Interest and banking costs	(28.9)	(29.5)	(36.4)	(43.8)
Corporate and acquisition costs	(5.4)	(6.2)	(12.1)	(14.5)
Income taxes paid	(40.1)	(27.7)	(37.6)	(32.0)
Adjusted cash generation	**$193.3**	**$276.4**	**$265.8**	**$319.2**
Dividends paid	**$118.5**	**$127.9**	**$133.5**	**$145.8**
Dividends paid as % of adjusted cash generation	**61%**	**46%**	**50%**	**46%**

See information regarding Non-GAAP financial measures on page 3.

51